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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 1999


                           Synthetic Industries, Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       33-11479                 58-1049400
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   (State of or Other          (Commission File Number)        (IRS Employer
Jurisdiction Incorporation)                                Identification No.)

           309 LaFayette Road
           Chickamauga, Georgia                                  30707
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (706) 375-3121



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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        On November 5, 1999, Synthetic Industries, Inc. (the "Registrant") announced that it had entered into a definitive merger agreement with SIND Holdings, Inc., under which a wholly owned subsidiary of SIND Holdings will make a tender offer for the Registrant's outstanding shares for $33 per share in cash. In connection with the acquisition, the Registrant filed a press release on November 5, 1999, a copy of which is attached as Exhibit 99.1




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)     Exhibits

                99.1 Text of Press Release of Synthetic Industries, Inc. dated November 5, 1999.







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                                   SIGNATURES

        Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 10, 1999                        SYNTHETIC INDUSTRIES, Inc.




                                                By:  /s/ Joseph Sinicropi
                                                   --------------------------
                                                     Joseph Sinicropi
                                                     Chief Financial Officer







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                                 EXHIBIT INDEX

Exhibit
  No.                      Exhibit
-------                    -------
99.1            Text of Press Release of Synthetic
                Industries, Inc. dated November 5, 1999.